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                                                                   EXHIBIT 17(a)


                                   PROXY CARD

                                THE PILLAR FUNDS

                                EQUITY INDEX FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                  JULY 19, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

       The undersigned hereby appoints Timothy Barto and Vicky Cotugno (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Equity Index Fund and High Yield Bond Fund of The Pillar Funds (the "Meeting") to be held at the offices of Pillar Funds' administrator, SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on July 19, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Pillar Equity Index Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED ________, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
       (a) the transfer of substantially all of the assets and liabilities of the Pillar Equity Index Fund to the Large Company Index Fund of Galaxy Fund II in exchange for shares of the Galaxy II Large Company Index Fund of equal value; (b) the distribution of the shares of the Galaxy II Large Company Index Fund to shareholders of the Pillar Equity Index Fund; and
       (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of The Pillar Funds.

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         /  / FOR                  /  / AGAINST              /  / ABSTAIN

(2) To approve the Investment Advisory Agreement between The Pillar Funds and Fleet Investment Advisors Inc.

         /  / FOR                  /  / AGAINST              /  / ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------           -------------------------------------
SIGNATURE                   DATE           SIGNATURE (JOINT OWNER)          DATE

                                   PROXY CARD

                                THE PILLAR FUNDS

                              HIGH YIELD BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                  JULY 19, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF
                              ADDITIONAL MAILINGS.

                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

       The undersigned hereby appoints Timothy Barto and Vicky Cotugno (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Equity Index Fund and High Yield Bond Fund of The Pillar Funds (the "Meeting") to be held at the offices of Pillar Funds' administrator, SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on July 19, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Pillar High Yield Bond Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED ________, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

(1) To approve the Investment Advisory Agreement between The Pillar Funds and Fleet Investment Advisors Inc.

         /  / FOR                  /  / AGAINST              /  / ABSTAIN

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(2)    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


--------------------------------           -------------------------------------
SIGNATURE                   DATE           SIGNATURE (JOINT OWNER)          DATE